Exhibit 10.15

                             FIRST AMENDMENT TO THE
                           GOLD BANC CORPORATION, INC.
                          1996 EQUITY COMPENSATION PLAN
                          -----------------------------

          THIS FIRST AMENDMENT, made and entered into this 20th day of March, 2000, by Gold Banc Corporation, Inc. (the "Corporation"), amends the Gold Banc Corporation, Inc. 1996 Equity Compensation Plan (the "Plan"), originally established and approved by the Corporation's shareholders effective May 30, 1996.

          WITNESSETH:

          WHEREAS, the Corporation adopted the Plan under which the Company was authorized to make available up to 250,000 shares of Company common stock ("Shares") under option grants, stock appreciation rights, restricted stock grants, performance shares and performance unit awards (the "Awards"); and

          WHEREAS, the Company effected a 2-for-1 stock split in 1997 thereby allowing, in accordance with the terms of the Plan, up to 500,000 Shares to be available to become subject to Awards granted under the Plan; and

          WHEREAS, the Company has reached the 500,000 maximum Share limit under the Plan and, in order to continue to be able to grant Awards under the Plan, has authorized an increase to the maximum Share limit as set forth in the Plan by One Hundred Fifty Thousand (150,000) Shares;

          NOW, THEREFORE, the Corporation hereby amends the Plan effective, March 20, 2000, as follows:

          1.   AMENDMENT  TO  SECTION  4.1
               ---------------------------

          Section 4.1 of the Plan shall hereby be deleted in its entirety and replaced with the following Section 4.1.

          4.1  Number  of  Shares.  Subject to adjustment as provided in Section
               ------------------
     4.3, the total number of Shares available for grant under this Plan shall not exceed 650,000. Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.


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          IN WITNESS WHEREOF, the Corporation has caused this First Amendment to be adopted, and the Corporation, by its duly authorized officer, has executed this First Amendment on this 20th day of March, 2000.

                                        GOLD  BANC  CORPORATION,  INC.

                                        By:  /s/  Michael  W.  Gullion
                                             -----------------------------------
                                             Michael W. Gullion,  President


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